SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report: July 17, 2003

BANK MUTUAL CORPORATION

(Exact name of registrant as specified in its charter)

United States	000-31207	39-2004336
(State or other jurisdiction of incorporation)	(Commission File Number	(I.R.S. Employer Identification No.)

4949 West Brown Deer Road, Milwaukee, Wisconsin		53223
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (414) 354-1500

Item 7.	Financial Statements and Exhibits

(c) Exhibits

The following exhibit is furnished pursuant to Item 12 of this Report:

99.1	Bank Mutual press release dated July 17, 2003

Item 9.	Regulation FD Disclosure

This information is being furnished pursuant to Item 12 of Form 8-K.

Results of Operations and Financial Condition.

On July 17, 2003, Bank Mutual Corporation announced its results for the second quarter of fiscal 2003, ended June 30, 2003. A copy of Bank Mutual’s related press release is furnished to the Commission by attaching it as an exhibit to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2003	/s/ RICK B. COLBERG
Rick B. Colberg Chief Financial Officer

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